EXHIBIT 99.1

JOINT FILING AGREEMENT

We, the undersigned, hereby express our agreement that the attached Schedule 13G (or any amendments thereto) relating to the Class A common stock of Netskope, Inc. on behalf of each of us.

Dated:  November 14, 2025

Lightspeed Venture Partners IX, L.P.

By:

Lightspeed General Partner IX, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner IX, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner IX, L.P.

By:

Lightspeed Ultimate General Partner IX, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner IX, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Opportunity Fund, L.P.

By:

Lightspeed General Partner Opportunity Fund, L.P.

its

General Partner

By:

Lightspeed Ultimate General Partner Opportunity Fund, Ltd.

its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner Opportunity Fund, L.P.

By:

Lightspeed Ultimate General Partner Opportunity Fund, Ltd.

its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Venture Partners XII, L.P.

By:

Lightspeed General Partner XII, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner XII, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner XII, L.P.

By:

Lightspeed Ultimate General Partner XII, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner XII, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner Opportunity Fund, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed SPV II, LLC

Lightspeed SPV II-B, LLC

By:

LS SPV Management, LLC

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Managing Member

LS SPV Management, LLC

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Managing Member

Lightspeed Venture Partners Select, L.P.

By:

Lightspeed General Partner Select, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner Select, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner Select, L.P.

By:

Lightspeed Ultimate General Partner Select, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner Select, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

LSS Fund II, LLC

By:

Lightspeed Scout Management, LLC

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Managing Member

Lightspeed Scout Management, LLC

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Managing Member

Lightspeed Venture Partners Select II, L.P.

By:

Lightspeed General Partner Select II, L.P.

Its

General Partner

By:

Lightspeed Ultimate General Partner Select II, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed General Partner Select II, L.P.

By:

Lightspeed Ultimate General Partner Select II, Ltd.

Its

General Partner

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Lightspeed Ultimate General Partner Select II, Ltd.

By:

/s/ Ravi Mhatre

Name: Ravi Mhatre

Title: Director

Arif Janmohamed

/s/ Arif Janmohamed

Ravi Mhatre

/s/ Ravi Mhatre